EXHIBIT 10.3
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                            MCCANN-ERICKSON SOUTHWEST

June 1, 2000

Mr. Peter S. Balise
President & CEO
The Publishing Company of North America
186 P.C.N.A. Parkway
Lake Helen, Florida 32744

Dear Peter:

We are delighted to have been chosen the advertising agency for your Attorneys.com venture. We are anxious to get started and we are sending this letter of agreement for the project we discussed.

Scope of Work
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McCann-Erickson will provide the following services:

     1. Develop a communications strategy, including the proprietary McCann-Erickson strategic tools - the Brand Footprint(TM)and Selling Strategy(TM).

     2. Explore multiple creative avenues, including a spokesperson and assist in hiring spokesperson and creating storyboards should one be selected.

     3. Upon agreement to a creative direction, write and produce the TV and radio commercials including billboard advertising if appropriate.

     4. Design a media kit template, including some inexpensive packaging and some blank letterhead to be used for enclosures

     5.  Design identity package

     6. Create a CD ROM that will include a filmed introduction, the TV spots and a filmed conclusion

     7.  Design a logo/identity package

     8. Attorneys.com shall have the right to select all outside vendors including a director and post-production personnel

FEES
The manpower fee to deliver the above services is $512,206. We are willing to accept 33% or $169,028 in PCNA unregistered common stock ( the "Stock") with piggy-back registration rights, and $343,557 in cash. The Stock will be earned in three equal, consecutive monthly payments, beginning June 30, 2000. The number of shares of Stock shall be determined based upon the average of the daily closing prices as reported by Nasdaq for the month then ended, less a 20% discount. The unregistered shares of Stock shall have piggyback registration rights as specified in Exhibit A.

o Please understand that the fees cover only agency time; all out-of-pocket costs will be billed to you at cost.

o The fee has been discounted to accommodate your request to keep startup costs low. We offer this discount because we will be conducting the media planning and placement for a period of one year
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     after the creative is completed. Should you decide to use a firm other than
     McCann-Erickson to plan or place media, during the one-year period after the creative is completed, there will be an additional fee charged of $200,000. McCann-Erickson's media fees will be within industry standards. Further, if for some reason you were not to place media, this fee would not be charged.

TERMS

     o   All fees must be paid in advance of work commencing.

     o Out-of-pocket costs will be paid on the vendor's terms. It has been our experience that most expect dot.coms to pay cash in advance, and in television production, pre-payment is standard practice for all clients.

     o Out-of-pocket costs will be estimated and presented for approval before work commences. No out-of-pocket costs will be assessed without approval.

     o   This project is expected to take no more than three months to complete.

I hope you find these fees and terms agreeable. If you do, please sign the document as indicated below. If you have any questions or issues, please call me as soon as possible to resolve. As media becomes a more immediate issue, we will look to create a more ongoing, long-term agreement between our two companies.


We are thrilled to be working with you and anxious to get started. Thank you for selecting us as your agency. I assure you that Attorneys.com will get the best of what we have to offer.


Best regards,

/s/ Mark Denesuk
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Mark Denesuk
Executive Vice President
General Manager



Terms Accepted:

/s/ Peter S. Balise
--------------------------
Peter Balise
President & CEO
The Publishing Company of North America
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                          REGISTRATION RIGHTS AGREEMENT


         This Agreement is entered into as of this 1st day of June, 2000 by and between The Publishing Company of North America, Inc., a Florida corporation (the "Company") and McCann-Erickson Southwest ("Holder").

         WHEREAS, Holder has agreed tp perform corporate and investor relations services and agreed to receive common stock of the Company (the "Common Stock") pursuant to that certain agreement (the "Agreement") by and between the Company and the Holder as of June 1, 2000; and

         WHEREAS, the Company has agreed to grant Holder piggyback registration rights with respect to the Common Stock purchased.

         NOW, THEREFORE, in consideration of the Holder's execution of the Agreement, the Company agrees as follows:

         1.       Definitions.

                   In addition to terms defined herein, the following definitions apply:

                  a. The terms "REGISTER", "REGISTERED"and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, and the declaration or order of the effectiveness of such registration statement.

                  b. The term "REGISTRABLE SECURITIES" means the shares of common stock of the Company owned by Holder .

                  c. The term "SECURITIES ACT" means the Securities Act of 1933, as amended.

         2.        Company Registration.

                  a. PIGGYBACK. If at any time or from time to time, the Company shall decide to register any of its Common Stock, either for its own account or the account of a security holder or holders, in a registration statement covering the sale of Company's Common Stock under the Securities Act, the Company will: (1) promptly give to Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such Common Stock under the applicable blue sky or other state securities laws if the Common Stock is not a "covered security" within the meaning of the National Securities Markets Improvement Act of 1996); and (2) include in such registration statement (and any related qualification under blue sky laws) all the Registrable Securities specified in a written request, made within 30 days after receipt of such written notice from the Company, except as set forth in Section 2 b. below.

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                  b.       UNDERWRITING. In the event that the registration
                           statement filed pursuant to Section 2 shall be for an underwritten public offering, the right of Holder to registration pursuant to Section 2 shall be conditioned upon the Holder's participation in the underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. The Holder proposing to distribute its Common Stock through such underwriting shall (together with the Company and any shareholders distributing their Common Stock through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this
                           Section 2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, or may exclude the Registrable Securities entirely from such registration and underwriting. The Company shall so advise the Holder and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among the Holder and any other selling shareholders in proportion (excluding warrants or their equivalent issued to the underwriter of a registered public offering which may be included in their entirety), as nearly as practicable, to the respective amounts of securities entitled to inclusion in such registration held by the Holder and such selling shareholders at the time of filing the registration statement. If the Registrable Securities are excluded, no securities may be sold for the account of any shareholders or securityholders. If the Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto.

         3. Expenses of Registration. Except as provided herein, the Company shall pay all expenses incurred in connection with a registration pursuant to Section 2 hereof. Expenses incurred in connection with any registration or qualification pursuant to this Agreement include, without limitation, all registration, filing, and qualification fees, printing expenses, fees and disbursements of counsel for the Company, and expenses of any special audits incidental to or required by such registration; provided, however, that such expenses shall not include fees of legal counsel to the Holder, selling expenses of the Holder, or underwriting fees, discounts, or commissions relating to Registrable Securities.

         4. Registration Procedures. In the case of each registration or qualification effected by the Company pursuant to this Agreement, the Company will keep Holder advised in writing as to the initiation of each registration or qualification and as to the completion thereof. The Company will use its best efforts to:
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                  a.       keep such registration and qualification effective
                           for a period of 60 days or until the Holder has completed the distribution described in the registration statement relating thereto, whichever first occurs; and

                  b. furnish such number of prospectuses and other documents incident thereto as Holder from time to time may reasonably request.

         5.       Indemnification.

                  a. The Company will indemnify Holder, each of the Holder's officers and directors, and each person controlling such Holder, with respect to such registration or qualification effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to Holder, against all claims, losses, damages, and liabilities (or actions in respect thereto) arising out of or based on any untrue statement or alleged untrue statement of a material fact ("Untrue Statement") contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registrations or qualification, or based on any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading ("Omission"), and will reimburse Holder, each of the Holder's officers and directors, and each person controlling Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action. Provided, however, the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on (i) any Untrue Statement or Omission based upon written information furnished to the Company by an instrument duly executed by Holder or an underwriter specifically for use therein, (ii) failure to register or qualify the Common Stock under any state securities law or (iii) the failure of an underwriter, broker-dealer sales or agent to be registered under any state securities laws (clauses
                           (i), (ii) and (iii) are collectively, the "Excluded Provisions").

                  b. Holder will, if Registrable Securities held by or issuable to such Holder are included in the Common Stock as to which such registration or qualification, is being effected, indemnify the Company, each of its directors and officers who sign such registration statement, each underwriter, if any, of the Company's Common Stock covered by such a registration statement, and each person who controls the Company and each underwriter within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any Excluded Provisions.

                  c.       Each party entitled to indemnification under this
                           Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as
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                           to which indemnity may be sought and shall permit the
                           Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. If the Indemnified Party fails to execute a release or other settlement agreement under circumstances where all of the conditions of the preceding sentence have been met, the Indemnifying Party shall have no further obligation to the Indemnified Party pursuant to this Agreement or otherwise.

         6. Information by Holder. The Holder of Registrable Securities included in any registration shall (i) furnish to the Company such written information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this section, and (ii) execute an agreement in customary form as to compliance with Regulation M promulgated under the Securities Exchange Act of 1934.

         7. Rule 144 Reporting. With a view to making available to the Holder the benefits of certain rules and regulations of the Securities and Exchange Commission (the "SEC") which may permit the sale of the Registrable Securities to the public without registration, the Company agrees when required by law to:

                  a. Make and keep public information available as those terms are understood and defined in SEC Rule 144;

                  b. Use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934;

                  c. So long as you own Registrable Securities to furnish to Holder forthwith upon its request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and of the Securities Act and the Securities Exchange Act of 1934, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as you may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

         8. Assignability. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

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         9.       Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations.

         10. Amendment. Any modification, amendment or waiver of this Agreement or any provisions hereof shall be in writing and executed by the Company and Holder.

         11. Conflict. In the event of any conflict between the terms of this Agreement and any other agreement describing the registration rights, the terms of this Agreement shall control.


         IN WITNESS WHEREOF, the undersigned have executed this Agreement on the day and year first above written.

                                                The Publishing Company of
                                                North America, Inc.


/s/ James M. Koller                             By:  /s/ Peter S. Balise
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                                                Peter S. Balise, President

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                                                McCann-Erickson Southwest

/s/ Carolyn Reber                               By:  /s/ Mark Denesuk
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                                                Authorized Signature

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